SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 1, 2004
                              --------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            HERSHA HOSPITALITY TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Maryland                    001-14765                  251811499
       --------------              --------------             --------------
(State or Other Jurisdiction    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                            148 Sheraton Drive, Box A
                       New Cumberland, Pennsylvania 17070
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (717) 770-2405
                            ------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      N/A
                             ----------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following document is being furnished as an exhibit to this Current Report on Form 8-K:

     Exhibit 99.1     Press release, dated March 1, 2004.
     Exhibit 99.2     Press release, dated March 5, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This Current Report on Form 8-K and the earnings press releases attached hereto are being furnished by Hersha Hospitality Trust (the "Company") pursuant to Item 12 of Form 8-K, insofar as such press releases disclose historical information regarding the Company's results of operations or financial condition for the three months and fiscal year ended December 31, 2003.

On March 1, 2004, the Company issued a press release regarding certain financial information for the three months and fiscal year ended December 31, 2003. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 5, 2004, the Company issued a press release regarding certain financial information for the three months and fiscal year ended December 31, 2003, which contained the same information as the March 1, 2004 press release plus additional financial information. A copy of this release is being furnished as
Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         HERSHA HOSPITALITY TRUST



March 5, 2004                    /s/ Ashish Parikh
                                 -----------------
                         Ashish Parikh
                         Chief Financial Officer